Exhibit 10.6

SECURITY AGREEMENT
ACCOUNTS, GENERAL INTANGIBLES, CONTRACT RIGHTS

This Agreement is made and entered into this 30th day of September, 2009, between GEOFFREY C. WEBER, as Trustee of the Pak-It Members’ Trust, 221 Turner Street, Clearwater, Florida 33756 hereinafter referred to as "Secured Party" and PAK-IT, LLC of 221 Turner Street, Clearwater, Florida 33756, hereinafter referred to as "Debtor."

1.  To secure the payment of indebtedness evidenced by a promissory note or notes executed by 310 HOLDINGS, INC. to Secured Party and any and all extensions or renewals thereof and any and all liabilities or obligations of the 310 HOLDINGS, INC. or Debtor to the Secured Party, direct or indirect, absolute or contingent now existing or hereafter arising, now due or after to become due, Debtor does hereby grant a continuing security interest in all of the accounts, notes receivable, general intangibles and contract rights of the Debtor and all proceeds thereof.

2.  Debtor warrants that the location of the office where it keeps all of its accounts, general intangibles and contract rights is:221 Turner Street, Clearwater, Florida 33756.

3.  Debtor warrants that it will not change the location of or the place where it keeps its records concerning its accounts, general intangibles and contract rights without first obtaining the written consent of the Secured Party.

4.  The security interest granted hereby shall extend to all of the property described in paragraph 1 now owned by the Debtor or hereafter acquired by the Debtor or that come into the existence during the term of this agreement.  In addition, Debtor does hereby grant to the Secured Party a continuing security interest in all proceeds of all of the foregoing collateral.

5.  Debtor does hereby authorize the Secured Party to perfect the security interest granted hereby by filing financing statement(s), in form satisfactory to the Secured Party, covering all of the above described collateral which the Secured Party may file in the appropriate filing offices as reasonably determined by it.  Debtor specifically agrees that unless such financing statement is the only financing statement on file which affects or may be applicable to the type of collateral described in this agreement, it will immediately secure the termination of a conflicting financing statement and will not request a loan or advance from the Secured Party under this agreement until the financing statement in favor of the Secured Party is the only financing statement on file covering collateral of the type described in this agreement. THE EXISTING FINANCING STATEMENT PREVIOUSLY GRANTED TO USAMERIBANK IS PERMITTED TO REMAIN OF RECORD AND ENTITLED TO PRIORITY TO THE FINANCING STATEMENT FILED TO PERFECT THE SECURITY INTEREST GRANTED HEREBY.

6.  After default by the Debtor, Account debtors obligated on Debtor's accounts shall be directed by Debtor's invoice to make payments directly to Secured Party at such address as Secured Party shall direct.  Such address is initially designated to be 221 Turner Street, Clearwater, Florida.  Secured Party shall take control of all proceeds of these accounts by depositing the same in a holding account for a period of two (2) days after which such proceeds shall be first applied to reimburse the Secured Party for any outstanding costs to which it is entitled to be reimbursed and thereafter to be applied to the repayment of the obligations of the Debtor secured hereby. The costs of collection and enforcement, including attorney's fees and out-of-pocket expenses, and all other expenses and liabilities resulting from collection and enforcement shall be borne by Debtor whether incurred by Secured Party or Debtor.

7.  All checks, drafts, cash and other remittances received on account of Debtor's accounts will be immediately deposited by Secured Party in a bank account of the Debtor maintained at USAmeribank over which Secured Party, or its agents, shall have power of withdrawal.  The Secured Party holds these funds in the account as security for loans and indebtedness.  The proceeds shall be deposited in precisely the form received except for the endorsement by Debtor where necessary to permit collection of items.  Debtor agrees to make any necessary endorsements and authorizes Secured Party to make same on Debtor's behalf.  Should payment be received directly by Debtor, Debtor agrees that it will not commingle the checks, drafts, cash or other remittances so received by it with any of its own funds or property but will immediately hold them separate and apart for the Secured Party for deposit into the special account.  Secured Party may determine the order and method of application.  Any portion of funds on deposit in the special account which Secured Party elects not to apply, may be paid over by Secured Party, to Debtor.

8.  So long as the loan and indebtedness to Secured Party secured hereunder remains unpaid, debtor will not, without the consent of Secured Party, borrow from anyone except the Secured Party, or pledge or grant a security interest to anyone except the Secured Party in an account or contract right or note receivable or general intangible or permit a lien or encumbrance to attach to any of the foregoing, or a levy to be made, or a financing statement (except Secured Party's statement and that previously granted to USAmeribank, expressly acknowledged to have priority) to be on file.

9.           Representations and Warranties of Debtor.  The Debtor represents and warrants and so long as the Indebtedness remains unpaid shall be deemed continuously to represent and warrant that:

(a)           the Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interest;

(b)           Each account, general intangible, and chattel paper constituting the Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay the same (the “Account Debtor”);

(c)           The amount represented by the Debtor to the Secured Party as owing by each Account Debtor or by all the Account Debtors is the correct amount actually and unconditionally owing by such Account Debtor or Debtors, except for normal cash discounts where applicable;

(d)           No Account Debtor has any defense, set-off, claim or counterclaim against the Debtor which can be asserted against the Security Party, whether in any proceeding to enforce the Collateral or otherwise;

(e)           The Debtor's records concerning that part of the Collateral constituting accounts, general intangibles or chattel paper are kept at the address specified above;

(f)           The Debtor operates under no trade names except the name(s) set forth above and the following names, if any:

10.           Covenants of Debtor.  So long as this Agreement has not been terminated, the Debtor:  (a) will defend the Collateral against the claims and demands of all other parties, including without limitation defenses, set-offs, claims and counterclaims asserted by any Account Debtor against the Debtor or the Secured Party; will keep the collateral free from all security interests or other encumbrances except the Security Interest and will not sell, transfer, assign, deliver or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of the Secured Party; (b) will not without the written consent of the Secured Party create in favor of anyone other than the Secured Party a security interest in any of its accounts, general intangibles or contract rights nor will it sell or assign, with or without recourse to anyone other than the Secured Party any of its accounts, chattel paper or general intangibles; (c) will keep in accordance with generally accepted accounting principles consistently applied, accurate and complete records concerning the Collateral; upon the Secured Party's request will mark any of such records and all or any of the Collateral to give notice of the Security Interest; and will permit the Secured Party or its agents to inspect the Collateral and to audit and make abstracts of such records or any of the Debtor's book, ledgers, reports, correspondence and other records; (d) upon demand will deliver to Secured Party any documents of title and any chattel paper representing or relating to the Collateral or any part thereof, schedules, invoices, shipping or delivery receipts, purchase orders, contracts or other documents representing or relating to purchases or other acquisitions or sales, or leases or other dispositions of the Collateral and proceeds thereof and any and all other schedules, documents, statements which the Secured Party may from time to time request; (e)  will notify the Secured Party promptly in writing of any change in the Debtor's address, name or identity specified above, of any change in the location or of any additional locations at which the Collateral is kept and of any change in the address at which records concerning the Collateral are kept; (f) will notify the Secured Party immediately of any default by any Account Debtor in payment or other performance of his obligations with respect to any collateral; (g) without the Secured Party's written consent will not make or agree to make any alteration, modification or cancellation of or substitution for or credits, adjustments or allowances on any Collateral; (h) in connection herewith will execute and deliver to the Secured Party such financing statements and other documents and do such other things as the Secured Party may request; (i) will pay or cause to be paid all taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral; (j) will insure the Collateral against risks by obtaining policies (none of which shall be cancelable without the written consent of the Secured Party) in coverage, form and amount and with companies satisfactory to the Secured Party such policies to contain a loss payee provision exercised in favor of the Secured Party and at the Secured Party's request will deliver each policy or certificate of insurance therefor to the Secured Party; and (k) will not remove the Collateral from the state nor change the location of its chief executive office without the written consent of Secured Party.

11.           Verification of Collateral.  The Secured Party shall have the right to verify any Collateral in any manner and through any medium which the Secured Party may consider appropriate and the Debtor shall furnish such assistance and information and perform such acts as the Secured Party may require in connection therewith.

12.           Default.  (a) Any of the following events or conditions shall constitute an event of default ("Event of Default"):  (i) non-payment when due whether by acceleration or otherwise of the principal of or interest on any Indebtedness, time being of the essence, or failure by the Debtor to perform any material obligations under this Agreement or under any other material agreement between the Debtor and the Secured Party; (ii) death or incompetency of a Debtor; (iii) filing by or against the Debtor of a petition in bankruptcy or for reorganization under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar law of any jurisdiction; (iv) making a general assignment by the Debtor for the benefit of creditors; the appointment of or taking possession by a receiver, trustee, custodian or similar official for the Debtor or for any of the Debtor's assets; or the institution by or against the Debtor of any kind of insolvency proceedings or any proceeding for the dissolution or liquidation of the Debtor; (v) entry of any judgment or other order for payment of money against Debtor or any of its affiliates which remains unsatisfied for a period of thirty (30) days without a stay of execution and will have a material adverse effect on the business of the Debtor; (vi) the occurrence of any event described in this paragraph with respect to any endorser or guarantor or any party liable for payment of any Indebtedness or (vii) material falsity in any certificate, statement, representation, warranty or audit at any time furnished to the Secured Party by or on behalf of the Debtor or any endorser or guarantor or any other party liable for payment of any Indebtedness, pursuant to or in connection with the Security Agreement or otherwise (including warranties in this Agreement) and including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in facts disclosed by any certificate, statement, representation, warranty or audit furnished to the Secured Party; (viii) any attachment or levy against the Collateral or any other occurrence which inhibits the Secured Party's free access to the Collateral; (ix) Debtor's concealment, removal or its approval of the concealment or removal of any part of its properties, with intent to hinder, delay or defraud its creditors, or any of them, or a transfer or any of its properties which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or any transfer of its properties to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or the suffering or permitting, while insolvent, any creditor to obtain a lien upon any of its properties through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof; or (x) should any guarantors attempt to cancel, limit or terminate their guaranty, or should any guarantor fail to fulfill a separate obligation of the guarantor to Secured Party.

(b)           The Secured Party may declare all or any part of the Indebtedness to be immediately due without notice upon the happening of any Event of Default or if the Secured Party in good faith believes that the prospect of payment of all or any part of the Indebtedness or the performance of the Debtor's obligations under this Agreement or any other agreement now or hereafter in effect between the Debtor and the Secured Party is impaired.  This paragraph is not intended to affect any rights of the Secured Party with respect to any Indebtedness which may now or hereafter be payable on demand.

(c)           Upon the happening of any Event of Default the Secured Party's rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law from time to time in effect.  The Secured Party shall also have any additional rights granted herein and in any other agreement now or hereafter in effect between the Debtor and the Secured Party.  If requested by the Secured Party, the Debtor will assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party.

(d)           The Debtor agrees that any notice by the Secured Party of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least ten days before the action to the Debtor's address as specified in this Agreement or to any other address which the Debtor has specified in this Agreement or to any other address which the Debtor has specified in writing to the Secured Party as the address to which notices shall be given to the Debtor.

(e)           The Debtor shall pay all reasonable costs and expenses incurred by the Secured Party in enforcing this Security Agreement, realizing upon any Collateral and collecting any Indebtedness (including a reasonable attorneys' fee) whether suit is brought or not and whether incurred in connection with collection, trial, appeal or otherwise, and shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral does not satisfy the Indebtedness in full.

13.  Miscellaneous:  (a) The Debtor authorizes the Secured Party to file any financing statement or statements relating to the Collateral (without the Debtor's signature thereon) which the Secured Party deems appropriate, and the Debtor irrevocably appoints the Secured Party as the Debtor's attorney-in-fact to execute any such financing statement or statements in the Debtor's name and to perform all other acts which the Secured Party deems appropriate to perfect and to continue perfection of the Security Interest.

(b)           The Debtor hereby irrevocably consents to any act by the Secured Party or its agents in entering upon any premises for the purpose of either:  (1) inspecting the Collateral or (2) taking possession of the collateral after any Event of Default; and the Debtor hereby waives his right to assert against the Secured Party or its agents any claim based upon trespass or any similar cause of action for entering upon any premises where the Collateral may be located.

(c)           Before or after any default by the Debtor under this Security Agreement the Secured Party may notify any party obligated to pay proceeds, of the existence of the Security Interest and may also direct them to make payments of all proceeds to the Secured Party.

(d)           The Secured Party may demand, collect and sue for all proceeds (either in the Debtor's name or the Secured Party's name at the latter's option) with the right to enforce, compromise, settle or discharge any proceeds.  The Debtor irrevocably appoints the Secured Party the Debtor's attorney-in-fact to endorse the Debtor's name on all checks, commercial paper and other instruments pertaining to the proceeds.

(e)           The Debtor authorizes the Secured Party to collect and apply against the Indebtedness any refund of insurance premiums or any insurance proceeds payable on account of the loss or damage to any of the Collateral and irrevocably appoints the Secured Party as the Debtor's attorney-in-fact to endorse any check or draft representing such proceeds.

(f) (i) As further security the Debtor grants to the Secured Party a security interest in all property of the Debtor which is or may hereafter be in the Secured Party's possession in any capacity including all monies owed or to be owed by the Secured Party or any affiliate thereof to the Debtor; and with respect to all of such property, the Secured Party shall have the same rights as it has with respect to the Collateral.  (ii) Without limiting any other right of the Secured Party whenever the Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), the Secured Party may set off against the Indebtedness all monies then owed to the Debtor by the Secured Party in any capacity whether due or not and the Secured Party shall be deemed to have exercised its right to set off immediately at the time its right to such election accrues.

(g)           Upon the Debtor's failure to perform any of its duties hereunder the Secured Party may, but it shall not be obligated to, perform any of such duties and the Debtor shall forthwith upon demand reimburse the Secured Party for any expense incurred by the Secured Party in doing so.  As further security the Debtor hereby assigns and gives a security interest in accounts, chattel paper, and general intangibles including factory credits or bonuses now or hereafter owned by or due to the Debtor by any of its suppliers under any franchise or other agreement currently or hereafter in effect, or any modification or replacement thereof, or however otherwise due the Debtor.  The Debtor will hold in trust for the Secured Party and forthwith remit to the Secured Party all the proceeds of such accounts, chattel paper, and general intangibles received by the Debtor, or the Secured Party may make direct collection thereof and credit the Debtor with all sums received.

(h)           No delay or omission by the Secured Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude the Secured Party from any other or future exercise of the right or the exercise of any other right or remedy.  The Secured Party may cure any Event of Default by the Debtor in any reasonable manner without waiving the Event of Default so cured and without waiving any other prior or subsequent Event of Default by the Debtor.  All rights and remedies of the Secured Party under this Agreement and under the Uniform Commercial Code shall be deemed cumulative.

(i)           The Secured Party shall have no obligation to take and the Debtor shall have the sole responsibility for taking any steps to preserve rights against all prior parties to any instrument or chattel paper in the Secured Party's possession as proceeds of the Collateral.  The Debtor waives notice of dishonor and protest of any instrument constituting Collateral at any time held by the Secured Party on which the Debtor is in any way liable and waives notice of any other action taken by the Secured Party.

(j)           The rights and benefits of the Secured Party under this Agreement shall, if the Secured Party agrees, inure to any party acquiring an interest in the Indebtedness or any part thereof.

(k)           The terms "Secured Party" and "Debtor" as used in this Agreement include the heirs, personal representatives, and successors or assigns of those parties.

(l)           If more than one Debtor executes this Security Agreement, the term "Debtor" includes each of the Debtors as well as all of them, and their obligations under this Agreement shall be joint and several.

(m)           This Agreement may not be modified or amended nor shall any provision of it be waived except by in writing signed by the Debtor and by an authorized officer of the Secured Party.

(n)           This Agreement shall be construed under the Uniform Commercial Code and any other applicable Florida laws in effect from time to time.

(o)           This Security Agreement is a continuing agreement which shall remain in force until the Secured Party shall actually receive written notice of its termination and thereafter until all of the Indebtedness contracted for or created before receipt of the notice and any extensions or renewals of that Indebtedness (whether made before or after receipt of the notice) together with all interest thereon both before and after the notice shall be paid in full.

14.  Waiver.  The Debtor hereby waives any rights Debtor may have to notice and a hearing before possession or sale of collateral is effected by Secured Party by self-help, replevin, attachment or otherwise.

Executed at Clearwater, Florida, on the day and year first written above.

PAK-IT, LLC, a Florida
Limited Liability Company

By: /s/ Geoffrey C. Weber
Name: Geoffrey C. Weber
Title: Manager "Debtor"
Dated: 09/30/09

GEOFFREY C. WEBER, as Trustee of  Pak-It Members’ Trust "Secured Party"